UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2018

OMNITEK ENGINEERING CORP.

 (Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-53955                                                                           33-0984450

(Commission File Number)                                                    (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081

 (Address of principal executive offices, Zip Code)

(760) 591-0089

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 - Unregistered Sales of Equity Securities

On July 7, 2018, the Company issued 139,320 restricted shares of Common Stock to John Palumbo a Director of the Company, upon the conversion of $15,798.90, constituting unpaid principal of $15,000 and accrued interest of $798.90, owing under that certain Promissory Note dated November 7, 2017.  The shares were issued at a price of $0.1134 per shares representing 90% of the average five (5) trading days pursuant to the terms of the Note.  No underwriters were used. The shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. As a Director of the Company, Mr. Palumbo was familiar with the Company’s business, financial condition and possessed the necessary information to make an informed investment decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITEK ENGINEERING CORP.
/s/ Werner Funk
Date: July 10, 2018	_______________________________
By: Werner Funk Its: President and CEO